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                                                                Exhibit 10.1

                      AMENDMENT TO BUSINESS LOAN AGREEMENT
                      ------------------------------------

        This Amendment (this "Amendment") dated as of October 17, 1996 is among Gensym Corporation, a Delaware corporation, each of Gensym's subsidiaries named below (collectively, the "Borrower") and State Street Bank and Trust company (the "Bank").

        Reference is made to the Business Loan Agreement dated as of June 20, 1991 by and between the Borrower and the Bank (as amended, the "Agreement"). The Borrower has requested that the Bank reduce the rate on the Borrower's Line of Credit, and the Bank is wiling to agree to such reduction provided that this Amendment is executed.

        In consideration of the mutual undertakings contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

        1. DEFINITIONS. All terms used herein and not otherwise defined shall have the meanings set forth in the agreement.

        2.  Amendments to the Agreement.
            ---------------------------

        Section 1.2 of the Agreement is hereby amended by deleting the following therefrom: "The $1,000,000 Time Note will bear interest at the Prime Rate plus one percent (1.0%) per year" and substituting the following therefor: "The $1,000,000 time Note will bear interest at the Prime Rate".

        3. CONDITIONS. The effectiveness of this Amendment is subject to the following conditions:

        (a) Receipt by the Bank of this Amendment duly executed by the Borrower; and

        (b) receipt by the Bank of an amendment to Promissory Note in the form delivered by the Bank, duly completed and executed by the Borrower.

        4. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. The Borrower hereby represents and warrants that the representations and warranties contained in
Section 2 of the Agreement are true and accurate in all material respects on and as of the effective date of this Amendment, and no Event of Default and no event which would constitute, with the lapse of time or the giving of notice, or both, an event of Default has occurred and is continuing.
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        5.  MISCELLANEOUS. Except to the extent specifically amended by this
Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement and all other agreements, documents and certificates relating thereto are each confirmed as being in full force and effect. This Amendment, the Agreement and the other agreements, documents and certificates referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Amendment are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. This amendment may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns. The Borrower shall pay the Bank on demand for all reasonable expenses incurred or paid by the Bank in connection with this Amendment. This Amendment shall be construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as an instrument under seal by their duly authorized officers effective as of the day and year first above written.


ATTEST:                                 Gensym Corporation

                                        By: /s/ Lowell B. Hawkinson
                                           ----------------------------
                                        Title: Chairman & CEO

                                        By: /s/ Robert L. Moore
                                           ----------------------------
                                        Title: President

                                        By: /s/ Stephen Gregorio
                                           ----------------------------
                                        Title: Vice President Finance and
                                               Administration and Chief
                                               Financial Officer



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                                   GENSYM International
                                   Corporation

                                   By: /s/ Lowell B. Hawkinson
                                      --------------------------------
                                      Title:  Chairman & CEO


                                   By: /s/ Robert L. Moore
                                      --------------------------------
                                      Title:  President



                                   GENSYM B.V.

                                   By: /s/ Lowell B. Hawkinson
                                      --------------------------------
                                      Title:  Chairman & CEO


                                   By: /s/ Robert L. Moore
                                      --------------------------------
                                      Title:  President



                                   GENSYM GmbH

                                   By: /s/ Lowell B. Hawkinson
                                      --------------------------------
                                      Title:  Chairman & CEO


                                   By: /s/ Robert L. Moore
                                      --------------------------------
                                      Title:  President



                                   GENSYM F.S.C. (V.I.) LIMITED

                                   By: /s/ Lowell B. Hawkinson
                                      --------------------------------
                                      Title:  Chairman & CEO


                                   By:  /s/ Robert L. Moore
                                      --------------------------------
                                      Title:  President



                                   State Street Bank and Trust Company

                                   By: /s/ Deborah M. Aiken
                                      --------------------------------
                                      Title:  Vice President


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